Goodwill and Other Intangible Assets Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Note 12 – Goodwill and Other Intangible Assets
Goodwill
Changes in the carrying amount of goodwill by reportable segment for the periods indicated are as follows:

	Access Midstream	Northeast G&P	Total
	(Millions)
December 31, 2013	$—	$646	$646
Acquisition	474	—	474
December 31, 2014	$474	$646	$1,120

Our goodwill is not subject to amortization, but is evaluated at least annually for impairment or more frequently if impairment indicators are present. We did not identify or recognize any impairments to goodwill in connection with our annual evaluation of goodwill for impairment (performed as of October 1) during the years ended December 31, 2014, 2013, and 2012. Following a significant decline in energy commodity prices and a decline in the fair value of Pre-merger ACMP's publicly-traded limited partner units, both in the fourth quarter of 2014, we performed an additional impairment evaluation as of December 31, 2014 of the goodwill recorded within the Access Midstream segment. In this evaluation, our estimate of the fair value of each reporting unit exceeded its carrying value and thus no impairment losses were recognized in 2014.
Other Intangible Assets
The gross carrying amount and accumulated amortization of Other intangible assets – net of accumulated amortization at December 31 are as follows:

	2014		2013
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
	(Millions)
Contractual customer relationships	$10,761	$(310)	$1,747	$(105)

Other intangible assets – net of accumulated amortization primarily relate to gas gathering, processing, and fractionation contractual customer relationships recognized in the ACMP, Laser, and Caiman acquisitions (See Note 2 – Acquisitions.) The intangible assets are being amortized on a straight-line basis over an initial period of 30 years which represents a portion of the term over which the contractual customer relationships are expected to contribute to our cash flows.
We expense costs incurred to renew or extend the terms of our gas gathering, processing, and fractionation contracts with customers. Based on the estimated future revenues during the contract periods (as estimated at the time of the respective acquisition), the weighted-average periods prior to the next renewal or extension of the contractual customer relationships associated with the ACMP, Laser, and Caiman acquisitions were approximately 17 years, 9 years, and 18 years, respectively. Although a significant portion of the expected future cash flows associated with these contracts are dependent on our ability to renew or extend the arrangements beyond the initial contract periods, these expected future cash flows are significantly influenced by the scope and pace of our producer customers’ drilling programs. Once producer customers’ wells are connected to our gathering infrastructure, their likelihood of switching to another provider before the wells are abandoned is reduced due to the significant capital investment required.
The amortization expense related to Other intangible assets – net of accumulated amortization was $207 million, $60 million and $43 million in 2014, 2013, and 2012, respectively. The estimated amortization expense for each of the next five succeeding fiscal years is approximately $357 million.